March ___, 1998



          Pomeroy Computer Resources, Inc.
          1020 Petersburg Road
          Hebron, Kentucky 41048

          Gentlemen:

               Reference is made to that certain Asset Purchase Agreement dated March __, 1998, and an Assignment and Assumption Agreement of even date herewith pursuant to which the undersigned, COMMERCIAL BUSINESS SYSTEMS, INC. (_Seller_) sold, assigned, transferred and conveyed to POMEROY COMPUTER RESOURCES, INC. (_Pomeroy_) to the extent permitted, its interest in certain contracts as set forth on Exhibit _A_ attached to said Assignment and Assumption Agreement. Pursuant to such Assignment and Assumption Agreement, Seller agreed to take additional action to carry out the terms of the Asset Purchase Agreement to enable Pomeroy to perform the obligations of Seller under these contracts and to allow Pomeroy to enforce Seller's rights under these contracts.

               In order to fulfill this obligation, the undersigned hereby agrees that until such time as a new contract with these customers is obtained, or an assignment is approved by them, Pomeroy is hereby engaged by Seller to perform Seller's obligations under the contracts in consideration for all remaining amounts to be paid to Seller under such contracts and/or any other consideration to be provided to Seller under the contracts. Seller agrees to cooperate with Purchaser in performing these contracts and in dealing with the customers, including such billing procedures, invoicing procedures, collection procedures and other bookkeeping issues or customer relations issues as Pomeroy may deem necessary and appropriate to fulfill its duties under the contracts. To acknowledge your agreement and acceptance to the foregoing, please execute the duplicate original enclosed herewith and return it to the undersigned.

                                        Sincerely,

                                        COMMERCIAL BUSINESS SYSTEMS, INC.


                                        By:
          ___________________________________
                                        Thomas M. Clayton, President

          Agreed and Accepted this ____ day of March, 1998.

                                        POMEROY COMPUTER RESOURCES, INC.


                                        By:
          ___________________________________
                                        Stephen E. Pomeroy, Chief Financial
          Officer